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                                                                  EXHIBIT 10.19

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                                       AND

                               FIRST AMENDMENT TO
             APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT dated effective as of August 18, 2003 (the "AMENDMENT") is among NATIONAL EDUCATION LOAN NETWORK,
INC. (formerly known as Nelnet, Inc.), a corporation duly organized and validly existing under the laws of the State of Nevada ("NELN"), NELNET, INC. (formerly known as Nelnet Loan Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Nebraska ("NELNET" and NELN, herein each individually a "BORROWER" and collectively "BORROWERS"), and BANK OF AMERICA, N.A., a national banking association ("BANK").

                              PRELIMINARY STATEMENT

         (1) Pursuant to that certain Credit Agreement dated as of January 11, 2002, among Borrowers and Bank, Bank made a revolving credit facility available to Borrowers upon the terms and conditions set forth therein (as amended, restated, modified, and increased from time to time, the "CREDIT AGREEMENT").

         (2) Pursuant to that certain Application and Agreement for Standby Letter of Credit (as amended, restated, modified, and increased from time to time, the "LETTER OF CREDIT AGREEMENT") between NELN and Bank, Bank issued letter of credit number 3056073 to Wells Fargo Bank Minnesota, National Association, for the account of NELN.

         (3) Borrowers have requested that the Credit Agreement and Letter of Credit Agreement be amended, and Bank has agreed to amend the Credit Agreement and Letter of Credit Agreement to the extent and in the manner set forth herein.

         Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINED TERMS. All capitalized terms defined in the Credit Agreement, and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Upon the effectiveness of this Amendment, each reference (a) in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, (b) in the Note and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby, and (c) in the Loan Documents to any term defined by reference to the Credit Agreement shall mean and be a reference to such term as defined in the Credit Agreement, as amended hereby.

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         SECTION 1.02 REFERENCES, ETC. The words "hereof," "herein" and
"hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any Person solely because that Person or its legal representative drafted such provision.

                                   ARTICLE II
             AMENDMENTS TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

         SECTION 2.01 AMENDMENT TO SECTION 1.1. The definition of "F&M FACILITY" in hereby deleted in its entirety.

         SECTION 2.02 AMENDMENT TO SECTION 10.1. SECTION 10.1 of the Credit Agreement is hereby amended by deleting SECTION 10.1(o) therefrom in its entirety.

         SECTION 2.03 AMENDMENTS TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. All references in the Credit Agreement and other Loan Documents to "Nelnet, Inc." are amended to read "National Education Loan Network, Inc.," and all references in the Credit Agreement and other Loan Documents to "Nelnet Loan Services, Inc." are amended to read "Nelnet, Inc."

                                   ARTICLE III
                     AMENDMENT TO LETTER OF CREDIT AGREEMENT

         SECTION 3.01 AMENDMENT TO LETTER OF CREDIT AGREEMENT. All references in the Letter of Credit Agreement to "Nelnet, Inc." are amended to read "National Education Loan Network, Inc."

                                   ARTICLE IV
                           CONDITIONS TO EFFECTIVENESS

         SECTION 4.01 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon receipt by Bank of the following, each in form and substance satisfactory to Bank and in such number of counterparts as may be reasonably requested by Bank:

                  (a) This Amendment duly executed by Borrowers, Bank, and each Guarantor (as defined in the Guaranty).

                  (b) A certificate of incumbency for each Borrower certified by its Secretary or an Assistant Secretary certifying (i) the name of each of its officers who is authorized to sign this Amendment,
         (ii) a true and correct copy of the Resolutions of the Board of Directors of each Borrower which authorize its execution and delivery of this Amendment, and the performance of the Loan Documents as amended hereby, and (iii) the certificate of incorporation and bylaws of each Borrower.

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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank as follows:

         SECTION 5.01 CREDIT AGREEMENT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, and with this Amendment constituting one of the Loan Documents, the representations and warranties set forth in ARTICLE VI of the Credit Agreement are true and correct on the date hereof as though made on and as of such date.

         SECTION 5.02 NO DEFAULT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.01 AFFIRMATION OF LOAN DOCUMENTS. Borrowers hereby acknowledge and agree that all of their obligations under the Credit Agreement and the Letter of Credit Agreement, as amended hereby, and the other Loan Documents, including but not limited to the obligations of NELN under the Security Agreement, shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified, and confirmed by Borrowers.

         SECTION 6.02 COSTS AND EXPENSES. Borrowers agree to pay on demand all costs and expenses incurred by Bank in connection with the preparation, execution, delivery, filing, administration, and recording of this Amendment and any other agreements delivered in connection with or pursuant to this Amendment, including, without limitation, the fees and out-of-pocket expenses of Haynes and Boone, LLP, counsel to Bank.

         SECTION 6.03 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrowers and Bank and their respective successors and assigns.

         SECTION 6.04 CAPTIONS. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

         SECTION 6.05 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

         SECTION 6.06 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

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         SECTION 6.07 FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT
(INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWERS

                              NATIONAL EDUCATION LOAN NETWORK, INC.
                              NELNET, INC.

                              By: /s/ Terry J. Heimes
                                  Name: Terry J. Heimes, Chief Financial Officer

                       SIGNATURE PAGE TO SECOND AMENDMENT

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                              BANK OF AMERICA, N. A.,
                              as Bank

                              By: /s/ Shelly K. Harper
                                  Shelly K. Harper, Principal

                       SIGNATURE PAGE TO SECOND AMENDMENT

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                              CONSENT OF GUARANTORS

To induce Bank to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the execution and delivery of the Amendment,
(b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Bank under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations.

                              GUARANTORS:

                              NATIONAL EDUCATION LOAN NETWORK, INC.
                              NELNET, INC.
                              NELNET GUARANTEE SERVICES, INC.
                              GUARANTEC, LLP
                              NELNET MARKETING SOLUTIONS, INC.
                              CLASSCREDIT, INC.
                              INTUITION, INC.
                              NHELP, INC.
                              NATIONAL HIGHER EDUCATION
                              LOAN PROGRAM, INC.
                              EFS, INC.
                              EFS FINANCE COMPANY
                              EFS SERVICES, INC.

                              By: /s/ Terry J. Heimes
                                  _____________________________________________
                                  Name: _______________________________________,
                                        Authorized Officer of each Guarantor

                       GUARANTOR CONSENT SIGNATURE PAGE TO
                                SECOND AMENDMENT